MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

News Release

Contact:
Ryan Kubota
Investor Relations
562-435-3666, ext. 119057

MOLINA HEALTHCARE ANNOUNCES FOURTH QUARTER AND YEAR-END 2017 RESULTS AND PROVIDES FISCAL YEAR 2018 PRELIMINARY GUIDANCE

•	Net loss of $4.59 per diluted share for the quarter.

•	Medical care ratio excluding Marketplace declines to 88.8% from 90.9% in the third quarter of 2017.

•	General and administrative expense ratio declines to 7.4% from 7.6% in the third quarter of 2017.

•	Fourth quarter results include $356 million of impairment losses, restructuring and separation costs, and loss on debt extinguishment.

•
Fourth quarter results include $53 million increased medical care costs for termination of cost sharing reduction (CSR) subsidy payments effective October 1, 2017, and other Marketplace reserve adjustments.

•
2018 preliminary guidance of $3.00 - $3.50 net income per diluted share and $3.23 - $3.73 adjusted net income per diluted share. Preliminary guidance has been developed with conservative views of medical cost trends, Marketplace pricing adequacy, and the ultimate outcome of numerous profit improvement initiatives. Preliminary guidance will be updated once the Company has the benefit of first quarter earnings and further insight into the execution of these profit improvement initiatives.

Long Beach, California (February 12, 2018) - Molina Healthcare, Inc. (NYSE: MOH) today reported its financial results for the fourth quarter and year ended December 31, 2017, and provided its preliminary guidance for fiscal year 2018.
“Our fourth quarter results are emblematic of the significant transition Molina is undertaking,” said Joe Zubretsky, president and CEO. “The disappointment of contract losses and related goodwill charges, continued restructuring costs, and catch up adjustments to unacceptable Marketplace results are legacies of the past. Looking forward, the core business results showed improvement quarter over quarter, and we took steps to strengthen the quality of the balance sheet, all of which serve as a solid platform to achieve our margin recovery and sustainability plan we outlined for investors last month. Medical cost control, administrative cost discipline, and capital strength remain at the fore of our plan.”

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

Fourth Quarter 2017 and Full Year Highlights

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(Dollar amounts in millions, except per-share amounts)
Premium revenue	$4,689	$4,190	$18,854	$16,445
Operating (loss) income	$(269)	$(6)	$(555)	$306
Net (loss) income	$(262)	$(47)	$(512)	$52
Net (loss) income per diluted share	$(4.59)	$(0.85)	$(9.07)	$0.92

Diluted weighted average shares outstanding	57.1	55.6	56.5	56.3

Operating Statistics:
Medical care ratio (1)	90.7%	91.7%	90.6%	89.8%
G&A ratio (2)	7.4%	7.9%	8.0%	7.8%
Premium tax ratio (1)	2.2%	2.9%	2.3%	2.8%
Effective income tax (benefit) expense rate	(17.2)%	54.5%	(16.4)%	74.8%
Net (loss) profit margin (2)	(5.3)%	(1.0)%	(2.6)%	0.3%
__________________

(1)	Medical care ratio represents medical care costs as a percentage of premium revenue; premium tax ratio represents premium tax expenses as a percentage of premium revenue plus premium tax revenue.

(2)	G&A ratio represents general and administrative expenses as a percentage of total revenue. Net (loss) profit margin represents net (loss) income as a percentage of total revenue.
Summary of Significant Items Affecting 2017 Financial Results

	Three Months Ended December 31,		Year Ended December 31,
	(In millions, except per diluted share amounts)
	Amount	Per Diluted Share (1)	Amount	Per Diluted Share (1)
Termination of CSR subsidy payments for the fourth quarter of 2017	$73	$0.81	$73	$0.82
Marketplace adjustments for CSR subsidies, risk adjustment and medical loss ratio (MLR) floor liabilities for January through September 2017 dates of service	50	0.55	N/A	N/A
Marketplace adjustments related to risk adjustment, CSR subsidies, and other items for 2016 dates of service	—	—	47	0.52
Change in Marketplace premium deficiency reserve for 2017 dates of service	(70)	(0.77)	(30)	(0.33)
Impairment losses	269	3.22	470	6.01
Restructuring and separation costs	73	0.81	234	2.86
Loss on debt extinguishment	14	0.24	14	0.24
Fee received for terminated Medicare acquisition	—	—	(75)	(0.84)
	$409	$4.86	$733	$9.28
________________________

(1)
Amounts shown are before considering revaluation of related deferred tax assets as a result of the Tax Cuts and Jobs Act of 2017, as applicable, and which is described further below. Except for certain items that are not deductible for tax purposes, per diluted share amounts are generally calculated at a statutory income tax rate of 37%, which is in excess of the effective tax rate recorded in our consolidated statements of operations.

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

Fourth Quarter 2017 Compared With Third Quarter 2017
Developments in our business during 2017 limit the value of comparisons to 2016 performance. The Company believes that the comparison of 2017 fourth quarter performance with 2017 third quarter performance provides the most meaningful context for fourth quarter results.
Loss before income tax benefit for the fourth quarter of 2017 was $316 million, compared with a loss before income tax benefit of $113 million for the third quarter of 2017. Net loss per diluted share was $4.59 for the fourth quarter of 2017 compared with net loss per diluted share of $1.70 reported for the third quarter of 2017.
Despite the loss reported for the quarter, the performance of core operations and overall administrative cost efficiency improved in the fourth quarter when compared with the third quarter of 2017.
Marketplace performance deteriorated due to normal seasonality and other matters discussed below. The Company has increased premium rates and reduced its Marketplace presence effective January 1, 2018 as part of its overall program to improve profitability.
Among the key developments affecting fourth quarter 2017 results were:

•	The medical care ratio for the Company’s Medicaid and Medicare programs combined (“core operations”) declined to 88.8% in the fourth quarter of 2017, from 90.9% in the third quarter of 2017.

•	The general and administrative expense ratio declined to 7.4% in the fourth quarter of 2017 from 7.6% in the third quarter of 2017.

•
The decision by the federal government to cease payment of Marketplace CSR subsidies in the fourth quarter of 2017 increased loss before income tax benefit for the quarter by approximately $73 million ($0.81 per diluted share). Despite its decision to record a charge in the fourth quarter for this item, the Company believes that it is legally entitled to these federal payments and will pursue all available means to collect them.

•
Increases to Marketplace risk transfer and CSR liabilities related to the first three quarters of 2017 increased loss before income tax benefit by approximately $50 million ($0.55 per diluted share) in the fourth quarter.

•
The reduction of the Marketplace-related premium deficiency reserve to zero as of December 31, 2017 reduced loss before income tax benefit by $70 million ($0.77 per diluted share) in the fourth quarter.

•	Non-cash goodwill and intangible asset impairment charges of $269 million ($3.22 per diluted share) were incurred at the Florida, Illinois, and New Mexico health plans in the fourth quarter.

•	Approximately $73 million ($0.81 per diluted share) of restructuring costs were recognized in the fourth quarter.

•
Approximately $14 million ($0.24 per diluted share) of non-cash costs were recognized in the fourth quarter in connection with the issuance of our common shares in exchange for $141 million face value of our 1.625% convertible senior notes.

Income Tax (Benefit) Expense
The revaluation of deferred tax assets in connection with the Tax Cuts and Jobs Act of 2017 resulted in $54 million additional income tax expense in the fourth quarter and year ended December 31, 2017 ($0.94 per diluted share and $0.95 per diluted share, respectively). In addition, the effective tax benefit for 2017 is less than the statutory tax benefit due to the relatively large amount of reported expenses that are not deductible for tax purposes, primarily relating to goodwill impairment losses and separation costs.

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

2018 Preliminary Guidance
The Company has offered guidance on a preliminary basis because of the inherent uncertainty around achievement and the timing of its numerous profit improvement initiatives. While those initiatives extend across the various dimensions of managed care fundamentals, many are in the early stages of development and implementation.
Therefore, the Company’s guidance should be viewed as a preliminary estimate of what it expects to achieve until the profit improvement initiatives manifest themselves in the earnings stream. Once it has the benefit of first quarter earnings and further insight into the execution of the profit improvement initiatives, the Company will be able to provide a firmer view of 2018 guidance.
To provide for an appropriate amount of execution risk, the Company’s preliminary guidance has been developed with appropriately conservative views of:

•	Medical cost baseline in 2017;

•	Medical cost trend for 2018;

•	Potential rate increases and retained amounts of revenue at risk; and

•	The turnaround of the Marketplace business until the achievement of the margins implicit in 2018 pricing is observed.
The following table summarizes 2018 Preliminary Guidance (1):

Premium revenue	~ $17.5B
Service revenue	~ $525M
Premium tax revenue	~ $410M
Health insurer fees reimbursed	~ $295M
Investment income and other revenue	~ $85M
Total revenue	~ $18.8B
Medical care costs	~ $15.6B
Medical care ratio (2)	~ 89%
Cost of service revenue	~ $480M
General and administrative expenses	~ $1.4B
G&A ratio (3)	~ 7.3%
Premium tax expenses	~ $410M
Health insurer fees	~ $310M
Depreciation and amortization	~ $115M
Interest expense and other income	~ $125M
Income before income taxes	$355M - $400M
Net income	$202M - $236M
EBITDA (4)	$632M - $676M
Effective tax rate	41% - 43%
Net profit margin (3)	1.1% - 1.3%
Diluted weighted average shares	~ 67.3M
Net income per share	$3.00 - $3.50
Adjusted net income per share (4)	$3.23 - $3.73
End-of-year Marketplace membership	303,000
End-of-year Non-Marketplace membership	3,738,000
__________________

(1)	All amounts are estimates; actual results may differ materially. See our risk factors as discussed in our Form
10-K and other filings and the statements below in this press release after the heading “Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995.”

(2)	Medical care ratio represents medical care costs as a percentage of premium revenue.

(3)	G&A expense ratio represents general and administrative expenses as a percentage of total revenue. Net profit margin represents net income as a percentage of total revenue.

(4)	See reconciliation of non-GAAP financial measures at the end of this release.

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

Conference Call
Management will host a conference call and webcast to discuss Molina Healthcare’s fourth quarter and year-end 2017 results at 8:30 a.m. Eastern time on Tuesday, February 13, 2018. The number to call for the interactive teleconference is (888) 317-6003 and entering confirmation number 5278774. A telephonic replay of the conference call will be available through Tuesday, February 20, 2018, by dialing (877) 344-7529 and entering confirmation number 10116226. A live audio broadcast of Molina Healthcare’s conference call will be available on our website, molinahealthcare.com. A 30-day online replay will be available approximately an hour following the conclusion of the live broadcast.
About Molina Healthcare
Molina Healthcare, Inc., a FORTUNE 500 company, provides managed health care services under the Medicaid and Medicare programs and through the state insurance marketplaces. Through our health plans operating in 13 states across the nation and in the Commonwealth of Puerto Rico, Molina serves approximately 4.5 million members. For more information about Molina Healthcare, please visit our website at molinahealthcare.com.

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This earnings release contains “forward-looking statements” regarding our 2018 preliminary guidance, as well as our plans, expectations, and anticipated future events. Actual results could differ materially due to numerous known and unknown risks and uncertainties. Those known risks and uncertainties include, but are not limited to, the following:

•	the success of our profit improvement and maintenance initiatives, including the timing and amounts of the benefits realized, and administrative savings achieved;

•	the numerous political and market-based uncertainties associated with the Affordable Care Act (the “ACA”) or “Obamacare;”

•
the market dynamics surrounding the ACA Marketplaces, including but not limited to uncertainties associated with risk transfer requirements, the potential for disproportionate enrollment of higher acuity members, the discontinuation of premium tax credits, the adequacy of agreed rates, and potential disruption associated with market withdrawal from Utah, Wisconsin, or other states;

•
subsequent adjustments to reported premium revenue based upon subsequent developments or new information, including changes to estimated amounts payable or receivable related to Marketplace risk adjustment/risk transfer, risk corridors, and reinsurance;

•	effective management of our medical costs;

•	our ability to predict with a reasonable degree of accuracy utilization rates, including utilization rates associated with seasonal flu patterns or other newly emergent diseases;

•
significant budget pressures on state governments and their potential inability to maintain current rates, to implement expected rate increases, or to maintain existing benefit packages or membership eligibility thresholds or criteria;

•	the full reimbursement of the ACA health insurer fee, or HIF;

•	the success of our efforts to retain existing government contracts, including those in Florida, New Mexico, Puerto Rico, Texas, and Washington, including the success of any protest filings;

•
our ability to manage our operations, including maintaining and creating adequate internal systems and controls relating to authorizations, approvals, provider payments, and the overall success of our care management initiatives;

•	our ability to consummate and realize benefits from acquisitions or divestitures;

•
our receipt of adequate premium rates to support increasing pharmacy costs, including costs associated with specialty drugs and costs resulting from formulary changes that allow the option of higher-priced non-generic drugs;

•	our ability to operate profitably in an environment where the trend in premium rate increases lags behind the trend in increasing medical costs;

•
the interpretation and implementation of federal or state medical cost expenditure floors, administrative cost and profit ceilings, premium stabilization programs, profit sharing arrangements, and risk adjustment provisions and requirements;

•	our estimates of amounts owed for such cost expenditure floors, administrative cost and profit ceilings, premium stabilization programs, profit-sharing arrangements, and risk adjustment provisions;

•
the Medicaid expansion cost corridors in California, New Mexico, and Washington, and any other retroactive adjustment to revenue where methodologies and procedures are subject to interpretation or dependent upon information about the health status of participants other than Molina members;

•
the interpretation and implementation of at-risk premium rules and state contract performance requirements regarding the achievement of certain quality measures, and our ability to recognize revenue amounts associated therewith;

•	cyber-attacks or other privacy or data security incidents resulting in an inadvertent unauthorized disclosure of protected health information;

•
the success of our health plan in Puerto Rico, including the resolution of the Puerto Rico debt crisis, payment of all amounts due under our Medicaid contract, the effect of the PROMESA law, the impact of Hurricane Maria and our efforts to better manage the health care costs of our Puerto Rico health plan;

•	the success and renewal of our duals demonstration programs in California, Illinois, Michigan, Ohio, South Carolina, and Texas;

•	the accurate estimation of incurred but not reported or paid medical costs across our health plans;

•	efforts by states to recoup previously paid and recognized premium amounts;

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

•	complications, member confusion, or enrollment backlogs related to the annual renewal of Medicaid coverage;

•	government audits and reviews, or potential investigations, and any fine, sanction, enrollment freeze, monitoring program, or premium recovery that may result therefrom;

•	changes with respect to our provider contracts and the loss of providers;

•	approval by state regulators of dividends and distributions by our health plan subsidiaries;

•	changes in funding under our contracts as a result of regulatory changes, programmatic adjustments, or other reforms;

•	high dollar claims related to catastrophic illness;

•	the favorable resolution of litigation, arbitration, or administrative proceedings;

•	the relatively small number of states in which we operate health plans, including the greater scale and revenues of our California, Ohio, Texas, and Washington health plans;

•
the availability of adequate financing on acceptable terms to fund and capitalize our expansion and growth, repay our outstanding indebtedness at maturity and meet our liquidity needs, including the interest expense and other costs associated with such financing;

•	our failure to comply with the financial or other covenants in our credit agreement or the indentures governing our outstanding notes;

•	the sufficiency of our funds on hand to pay the amounts due upon conversion or maturity of our outstanding notes;

•	the failure of a state in which we operate to renew its federal Medicaid waiver;

•	changes generally affecting the managed care or Medicaid management information systems industries;

•	increases in government surcharges, taxes, and assessments, including but not limited to the deductibility of certain compensation costs;

•	newly emergent viruses or widespread epidemics, public catastrophes or terrorist attacks, and associated public alarm;

•	increasing competition and consolidation in the Medicaid industry;
and numerous other risk factors, including those discussed in our periodic reports and filings with the Securities and Exchange Commission. These reports can be accessed under the investor relations tab of our website or on the SEC’s website at sec.gov. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements in this release represent our judgment as of February 12, 2018, and we disclaim any obligation to update any forward-looking statements to conform the statement to actual results or changes in our expectations.

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(Dollar amounts in millions, except per-share amounts)
Revenue:
Premium revenue (1)	$4,689	$4,190	$18,854	$16,445
Service revenue	131	131	521	539
Premium tax revenue	107	123	438	468
Health insurer fees reimbursed (1)	—	81	—	292
Investment income and other revenue	22	9	70	38
Total revenue	4,949	4,534	19,883	17,782
Operating expenses:
Medical care costs	4,251	3,844	17,073	14,774
Cost of service revenue	123	123	492	485
General and administrative expenses	367	359	1,594	1,393
Premium tax expenses	107	123	438	468
Health insurer fees	—	54	—	217
Depreciation and amortization	28	37	137	139
Impairment losses	269	—	470	—
Restructuring and separation costs	73	—	234	—
Total operating expenses	5,218	4,540	20,438	17,476
Operating (loss) income	(269)	(6)	(555)	306
Other expenses, net:
Interest expense	33	25	118	101
Other expense (income), net	14	—	(61)	—
Total other expenses, net	47	25	57	101
(Loss) income before income tax (benefit) expense	(316)	(31)	(612)	205
Income tax (benefit) expense	(54)	16	(100)	153
Net (loss) income	$(262)	$(47)	$(512)	$52

Net (loss) income per diluted share	$(4.59)	$(0.85)	$(9.07)	$0.92

Diluted weighted average shares outstanding	57.1	55.6	56.5	56.3

Operating Statistics:
Medical care ratio	90.7%	91.7%	90.6%	89.8%
G&A ratio	7.4%	7.9%	8.0%	7.8%
Premium tax ratio	2.2%	2.9%	2.3%	2.8%
Effective income tax (benefit) expense rate	(17.2)%	54.5%	(16.4)%	74.8%
Net (loss) profit margin	(5.3)%	(1.0)%	(2.6)%	0.3%
______________________

(1)
The Centers for Medicare and Medicaid Services (CMS) incorporates the Health Insurer Fee in our Medicare and Marketplace premium rates. We have therefore reclassified such amounts to premium revenue, from health insurer fees reimbursed, for all applicable periods presented.

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS

	December 31,
	2017	2016
	(In millions, except per-share data)
ASSETS
Current assets:
Cash and cash equivalents	$3,186	$2,819
Investments	2,524	1,758
Restricted investments	169	—
Receivables	871	974
Income taxes refundable	54	39
Prepaid expenses and other current assets	185	131
Derivative asset	522	267
Total current assets	7,511	5,988
Property, equipment, and capitalized software, net	342	454
Deferred contract costs	101	86
Intangible assets, net	69	140
Goodwill	186	620
Restricted investments	119	110
Deferred income taxes	103	10
Other assets	40	41
	$8,471	$7,449
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Medical claims and benefits payable	$2,192	$1,929
Amounts due government agencies	1,542	1,202
Accounts payable and accrued liabilities	366	385
Deferred revenue	282	315
Current portion of long-term debt	653	472
Derivative liability	522	267
Total current liabilities	5,557	4,570
Long-term debt	1,318	975
Lease financing obligations	198	198
Deferred income taxes	—	15
Other long-term liabilities	61	42
Total liabilities	7,134	5,800
Stockholders’ equity:
Common stock, $0.001 par value; 150 shares authorized; outstanding: 60 at December 31, 2017 and 57 shares at December 31, 2016	—	—
Preferred stock, $0.001 par value; 20 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,044	841
Accumulated other comprehensive loss	(5)	(2)
Retained earnings	298	810
Total stockholders’ equity	1,337	1,649
	$8,471	$7,449

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
	(In millions)
Operating activities:
Net (loss) income	$(262)	$(47)	$(512)	$52
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	39	47	178	182
Impairment losses	269	—	470	—
Deferred income taxes	(26)	2	(94)	22
Share-based compensation, including accelerated share-based compensation	8	2	46	26
Non-cash restructuring charges	11	—	60	—
Amortization of convertible senior notes and lease financing obligations	8	8	32	31
Loss on debt extinguishment	14	—	14	—
Other, net	8	2	21	16
Changes in operating assets and liabilities:
Receivables	131	79	103	(348)
Prepaid expenses and other assets	(3)	47	(56)	(69)
Medical claims and benefits payable	(286)	58	263	226
Amounts due government agencies	219	(30)	341	473
Accounts payable and accrued liabilities	(102)	(5)	(12)	(4)
Deferred revenue	(187)	(65)	(34)	92
Income taxes	6	(58)	(16)	(26)
Net cash (used in) provided by operating activities	(153)	40	804	673
Investing activities:
Purchases of investments	(822)	(485)	(2,718)	(1,929)
Proceeds from sales and maturities of investments	233	454	1,771	1,966
Purchases of property, equipment, and capitalized software	(1)	(33)	(86)	(176)
(Increase) decrease in restricted investments held-to-maturity	(2)	—	(12)	4
Net cash paid in business combinations	—	—	—	(48)
Other, net	(7)	(7)	(28)	(19)
Net cash used in investing activities	(599)	(71)	(1,073)	(202)
Financing activities:
Proceeds from senior notes offering, net of issuance costs	—	—	325	—
Proceeds from borrowings under credit facility	—	—	300	—
Proceeds from employee stock plans	8	8	19	18
Cash paid for financing transaction fees	(7)	—	(7)	—
Other, net	3	—	(1)	1
Net cash provided by financing activities	4	8	636	19
Net (decrease) increase in cash and cash equivalents	(748)	(23)	367	490
Cash and cash equivalents at beginning of period	3,934	2,842	2,819	2,329
Cash and cash equivalents at end of period	$3,186	$2,819	$3,186	$2,819

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED HEALTH PLANS SEGMENT MEMBERSHIP

	As of December 31,
	2017	2016	2015
Ending Membership by Program:
Temporary Assistance for Needy Families (TANF) and Children’s Health Insurance Program (CHIP)	2,457,000	2,536,000	2,312,000
Marketplace	815,000	526,000	205,000
Medicaid Expansion	668,000	673,000	557,000
Aged, Blind or Disabled (ABD)	412,000	396,000	366,000
Medicare-Medicaid Plan (MMP) - Integrated	57,000	51,000	51,000
Medicare Special Needs Plans	44,000	45,000	42,000
	4,453,000	4,227,000	3,533,000
Ending Membership by Health Plan:
California	746,000	683,000	620,000
Florida	625,000	553,000	440,000
Illinois	165,000	195,000	98,000
Michigan	398,000	391,000	328,000
New Mexico	253,000	254,000	231,000
New York	32,000	35,000	—
Ohio	327,000	332,000	327,000
Puerto Rico	314,000	330,000	348,000
South Carolina	116,000	109,000	99,000
Texas	430,000	337,000	260,000
Utah	152,000	146,000	102,000
Washington	777,000	736,000	582,000
Wisconsin	118,000	126,000	98,000
	4,453,000	4,227,000	3,533,000

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA
(In millions, except percentages and per-member per-month amounts)

	Three Months Ended December 31, 2017
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
TANF and CHIP	7.4	$1,369	$183.95	$1,250	$168.00	91.3%	$119
Medicaid Expansion	2.0	774	386.22	629	313.89	81.3	145
ABD	1.3	1,366	1,100.22	1,229	989.56	89.9	137
Total Medicaid	10.7	3,509	328.28	3,108	290.76	88.6	401
MMP	0.2	363	2,142.07	341	2,006.07	93.7	22
Medicare	0.1	152	1,155.15	124	948.16	82.1	28
Total Medicare	0.3	515	1,710.94	465	1,543.93	90.2	50
Excluding Marketplace	11.0	4,024	366.18	3,573	325.12	88.8	451
Marketplace	2.4	665	268.39	678	273.92	102.1	(13)
	13.4	$4,689	$348.20	$4,251	$315.70	90.7%	$438

	Three Months Ended December 31, 2016
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
TANF and CHIP	7.7	$1,404	$183.96	$1,304	$170.83	92.9%	$100
Medicaid Expansion	2.0	768	383.19	625	311.57	81.3	143
ABD	1.2	1,200	1,003.09	1,104	921.69	91.9	96
Total Medicaid	10.9	3,372	311.31	3,033	279.82	89.9	339
MMP	0.1	319	2,076.73	274	1,785.00	86.0	45
Medicare	0.1	150	1,114.69	130	966.81	86.7	20
Total Medicare	0.2	469	1,626.50	404	1,402.09	86.2	65
Excluding Marketplace	11.1	3,841	345.40	3,437	308.91	89.4	404
Marketplace	1.6	349	221.05	407	258.71	117.0	(58)
	12.7	$4,190	$329.96	$3,844	$302.68	91.7%	$346
______________________

(1)	A member month is defined as the aggregate of each month’s ending membership for the period presented.

(2)	The MCR represents medical costs as a percentage of premium revenue.

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA
(In millions, except percentages and per-member per-month amounts)

	Year Ended December 31, 2017
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
TANF and CHIP	30.2	$5,554	$183.75	$5,111	$169.09	92.0%	$443
Medicaid Expansion	8.1	3,150	388.42	2,674	329.73	84.9	476
ABD	4.9	5,135	1,050.41	4,863	994.80	94.7	272
Total Medicaid	43.2	13,839	320.16	12,648	292.61	91.4	1,191
MMP	0.7	1,446	2,177.72	1,317	1,982.36	91.0	129
Medicare	0.5	601	1,143.63	493	939.67	82.2	108
Total Medicare	1.2	2,047	1,722.47	1,810	1,523.15	88.4	237
Excluding Marketplace	44.4	15,886	357.68	14,458	325.53	91.0	1,428
Marketplace	10.8	2,968	274.47	2,615	241.84	88.1	353
	55.2	$18,854	$341.39	$17,073	$309.14	90.6%	$1,781

	Year Ended December 31, 2016
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
TANF and CHIP	30.2	$5,403	$179.21	$4,950	$164.18	91.6%	$453
Medicaid Expansion	7.8	2,952	378.58	2,475	317.37	83.8	477
ABD	4.7	4,666	991.24	4,277	908.39	91.6	389
Total Medicaid	42.7	13,021	305.28	11,702	274.33	89.9	1,319
MMP	0.6	1,321	2,160.94	1,141	1,866.93	86.4	180
Medicare	0.5	558	1,063.44	515	981.36	92.3	43
Total Medicare	1.1	1,879	1,653.73	1,656	1,457.67	88.1	223
Excluding Marketplace	43.8	14,900	340.28	13,358	305.03	89.6	1,542
Marketplace	6.7	1,545	231.38	1,416	212.17	91.7	129
	50.5	$16,445	$325.87	$14,774	$292.75	89.8%	$1,671
______________________

(1)	A member month is defined as the aggregate of each month’s ending membership for the period presented.

(2)	The MCR represents medical costs as a percentage of premium revenue.

-MORE-

MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—NON-MARKETPLACE
(In millions, except percentages and per-member per-month amounts)

	Three Months Ended December 31, 2017
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	1.8	$621	$335.46	$531	$286.70	85.5%	$90
Florida	1.1	390	358.34	349	320.47	89.4	41
Illinois	0.5	146	294.68	146	295.25	100.2	—
Michigan	1.1	383	339.23	325	287.60	84.8	58
New Mexico	0.7	325	465.52	279	400.84	86.1	46
New York (3)	0.1	46	465.75	42	432.25	92.8	4
Ohio	1.0	532	555.50	460	480.48	86.5	72
Puerto Rico	0.9	179	187.49	178	187.68	100.1	1
South Carolina	0.4	116	337.14	111	320.47	95.1	5
Texas	0.7	558	796.86	510	728.72	91.4	48
Utah	0.3	88	319.80	71	259.95	81.3	17
Washington	2.2	610	275.76	540	243.70	88.4	70
Wisconsin	0.2	30	162.36	27	139.38	85.9	3
Other (4)	—	—	—	4	—	—	(4)
	11.0	$4,024	$366.18	$3,573	$325.12	88.8%	$451

	Three Months Ended December 31, 2016
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	1.9	$639	$342.41	$489	$261.60	76.4%	$150
Florida	1.1	374	348.59	335	312.59	89.7	39
Illinois	0.5	136	234.17	154	265.84	113.5	(18)
Michigan	1.1	376	323.24	326	279.55	86.5	50
New Mexico	0.7	270	380.36	289	406.50	106.9	(19)
New York (3)	0.1	50	460.08	49	451.09	98.0	1
Ohio	1.0	479	489.73	432	442.31	90.3	47
Puerto Rico	1.0	191	193.54	178	179.02	92.5	13
South Carolina	0.4	105	318.31	88	267.65	84.1	17
Texas	0.7	528	738.53	460	643.05	87.1	68
Utah	0.2	87	302.48	75	263.94	87.3	12
Washington	2.1	568	268.88	505	238.99	88.9	63
Wisconsin	0.3	34	166.56	28	131.60	79.0	6
Other (4)	—	4	—	29	—	—	(25)
	11.1	$3,841	$345.40	$3,437	$308.91	89.4%	$404
__________________

(1)	A member month is defined as the aggregate of each month’s ending membership for the period presented.

(2)	The MCR represents medical costs as a percentage of premium revenue.

(3)	The New York health plan was acquired on August 1, 2016.

(4)	“Other” medical care costs include primarily medically related administrative costs at the parent company, and direct delivery costs.

-MORE-

MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—NON-MARKETPLACE
(In millions, except percentages and per-member per-month amounts)

	Year Ended December 31, 2017
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	7.4	$2,392	$321.46	$2,117	$284.53	88.5%	$275
Florida	4.3	1,522	350.15	1,461	335.97	96.0	61
Illinois	2.1	593	286.69	638	308.41	107.6	(45)
Michigan	4.6	1,545	334.22	1,360	294.15	88.0	185
New Mexico	2.9	1,258	439.95	1,166	407.94	92.7	92
New York (3)	0.4	181	449.85	170	424.17	94.3	11
Ohio	3.9	2,130	544.98	1,894	484.66	88.9	236
Puerto Rico	3.8	732	190.13	691	179.65	94.5	41
South Carolina	1.4	445	328.41	412	304.04	92.6	33
Texas	2.8	2,150	769.82	1,978	708.20	92.0	172
Utah	1.1	355	316.44	290	258.96	81.8	65
Washington	8.9	2,445	275.64	2,143	241.55	87.6	302
Wisconsin	0.8	131	168.64	107	136.84	81.1	24
Other (4)	—	7	—	31	—	—	(24)
	44.4	$15,886	$357.68	$14,458	$325.53	91.0%	$1,428

	Year Ended December 31, 2016
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	7.4	$2,247	$304.83	$1,900	$257.72	84.5%	$347
Florida	4.1	1,348	329.58	1,227	299.94	91.0	121
Illinois	2.3	603	258.72	568	243.71	94.2	35
Michigan	4.7	1,517	324.18	1,339	286.00	88.2	178
New Mexico	2.8	1,245	440.63	1,162	411.30	93.3	83
New York (3)	0.2	82	446.72	79	431.73	96.6	3
Ohio	3.9	1,927	490.71	1,718	437.56	89.2	209
Puerto Rico	4.0	726	180.65	694	172.57	95.5	32
South Carolina	1.3	378	296.58	320	250.97	84.6	58
Texas	2.9	2,182	744.65	1,926	657.38	88.3	256
Utah	1.1	344	297.68	296	256.31	86.1	48
Washington	8.1	2,146	263.50	1,936	237.66	90.2	210
Wisconsin	1.0	142	165.95	106	123.44	74.4	36
Other (4)	—	13	—	87	—	—	(74)
	43.8	$14,900	$340.28	$13,358	$305.03	89.6%	$1,542
__________________

(1)	A member month is defined as the aggregate of each month’s ending membership for the period presented.

(2)	The MCR represents medical costs as a percentage of premium revenue.

(3)	The New York health plan was acquired on August 1, 2016.

(4)	“Other” medical care costs include primarily medically related administrative costs at the parent company, and direct delivery costs.

-MORE-

MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—MARKETPLACE
(In millions, except percentages and per-member per-month amounts)

	Three Months Ended December 31, 2017
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	0.5	$68	$163.41	$75	$181.70	111.2%	$(7)
Florida	0.8	225	283.63	251	316.67	111.6	(26)
Michigan	0.1	10	153.52	11	166.49	108.5	(1)
New Mexico	0.1	28	387.65	22	291.42	75.2	6
Ohio	—	18	355.81	17	317.65	89.3	1
Texas	0.5	146	242.38	166	276.16	113.9	(20)
Utah	0.2	45	238.32	43	227.77	95.6	2
Washington	0.1	40	321.91	28	233.26	72.5	12
Wisconsin	0.1	85	505.67	67	401.16	79.3	18
Other (3)	—	—	—	(2)	—	—	2
	2.4	$665	$268.39	$678	$273.92	102.1%	$(13)

	Three Months Ended December 31, 2016
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	0.2	$26	$127.99	$55	$282.83	221.0%	$(29)
Florida	0.6	108	183.99	129	219.31	119.2	(21)
Michigan	—	3	285.50	1	204.16	71.6	2
New Mexico	—	18	353.63	15	294.95	83.3	3
Ohio	—	11	420.48	9	325.28	77.2	2
Texas	0.3	76	245.20	51	164.54	67.1	25
Utah	0.3	27	181.65	36	232.38	127.9	(9)
Washington	0.1	18	239.89	31	424.83	177.0	(13)
Wisconsin	0.1	62	366.22	82	479.24	130.9	(20)
Other (3)	—	—	—	(2)	—	—	2
	1.6	$349	$221.05	$407	$258.71	117.0%	$(58)
__________________

(1)	A member month is defined as the aggregate of each month’s ending membership for the period presented.

(2)	The MCR represents medical costs as a percentage of premium revenue.

(3)	“Other” medical care costs include primarily medically related administrative costs at the parent company, and direct delivery costs.

-MORE-

MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—MARKETPLACE
(In millions, except percentages and per-member per-month amounts)

	Year Ended December 31, 2017
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	1.7	$309	$185.88	$231	$138.61	74.6%	$78
Florida	3.6	1,046	293.35	1,009	283.17	96.5	37
Michigan	0.3	51	180.26	38	135.64	75.2	13
New Mexico	0.3	110	349.50	84	264.14	75.6	26
Ohio	0.2	86	363.24	81	340.44	93.7	5
Texas	2.6	663	250.08	517	195.20	78.1	146
Utah	0.9	180	215.93	178	213.33	98.8	2
Washington	0.5	163	317.39	156	304.74	96.0	7
Wisconsin	0.7	360	477.53	327	433.98	90.9	33
Other (3)	—	—	—	(6)	—	—	6
	10.8	$2,968	$274.47	$2,615	$241.84	88.1%	$353

	Year Ended December 31, 2016
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	0.8	$131	$166.01	$129	$164.35	99.0%	$2
Florida	2.6	590	228.65	538	208.53	91.2	52
Michigan	—	10	232.88	6	154.32	66.3	4
New Mexico	0.2	60	287.37	47	223.85	77.9	13
Ohio	0.1	40	348.06	29	254.78	73.2	11
Texas	1.4	279	208.48	184	137.13	65.8	95
Utah	0.7	103	166.21	127	204.14	122.8	(24)
Washington	0.3	76	272.48	79	284.87	104.5	(3)
Wisconsin	0.6	256	363.54	282	399.51	109.9	(26)
Other (3)	—	—	—	(5)	—	—	5
	6.7	$1,545	$231.38	$1,416	$212.17	91.7%	$129
__________________

(1)	A member month is defined as the aggregate of each month’s ending membership for the period presented.

(2)	The MCR represents medical costs as a percentage of premium revenue.

(3)	“Other” medical care costs include primarily medically related administrative costs at the parent company, and direct delivery costs.

-MORE-

MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—TOTAL
(In millions, except percentages and per-member per-month amounts)

	Three Months Ended December 31, 2017
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	2.3	$689	$303.98	$606	$267.49	88.0%	$83
Florida	1.9	615	326.80	600	318.86	97.6	15
Illinois	0.5	146	294.68	146	295.25	100.2	—
Michigan	1.2	393	329.50	336	281.26	85.4	57
New Mexico	0.8	353	458.22	301	390.58	85.2	52
New York (3)	0.1	46	465.75	42	432.25	92.8	4
Ohio	1.0	550	545.09	477	471.99	86.6	73
Puerto Rico	0.9	179	187.49	178	187.68	100.1	1
South Carolina	0.4	116	337.14	111	320.47	95.1	5
Texas	1.2	704	541.55	676	520.34	96.1	28
Utah	0.5	133	286.70	114	246.88	86.1	19
Washington	2.3	650	278.21	568	243.15	87.4	82
Wisconsin	0.3	115	324.48	94	263.00	81.1	21
Other (4)	—	—	—	2	—	—	(2)
	13.4	$4,689	$348.20	$4,251	$315.70	90.7%	$438

	Three Months Ended December 31, 2016
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	2.1	$665	$321.74	$544	$263.64	81.9%	$121
Florida	1.7	482	290.53	464	279.69	96.3	18
Illinois	0.5	136	234.17	154	265.84	113.5	(18)
Michigan	1.1	379	322.91	327	278.89	86.4	52
New Mexico	0.7	288	378.63	304	399.29	105.5	(16)
New York (3)	0.1	50	460.08	49	451.09	98.0	1
Ohio	1.0	490	487.83	441	439.09	90.0	49
Puerto Rico	1.0	191	193.54	178	179.02	92.5	13
South Carolina	0.4	105	318.31	88	267.65	84.1	17
Texas	1.0	604	590.59	511	499.56	84.6	93
Utah	0.5	114	260.05	111	252.85	97.2	3
Washington	2.2	586	267.92	536	245.11	91.5	50
Wisconsin	0.4	96	256.93	110	288.94	112.5	(14)
Other (4)	—	4	—	27	—	—	(23)
	12.7	$4,190	$329.96	$3,844	$302.68	91.7%	$346
__________________

(1)	A member month is defined as the aggregate of each month’s ending membership for the period presented.

(2)	The MCR represents medical costs as a percentage of premium revenue.

(3)	The New York health plan was acquired on August 1, 2016.

(4)	“Other” medical care costs include primarily medically related administrative costs at the parent company, and direct delivery costs.

-MORE-

MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA—TOTAL
(In millions, except percentages and per-member per-month amounts)

	Year Ended December 31, 2017
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	9.1	$2,701	$296.68	$2,348	$257.86	86.9%	$353
Florida	7.9	2,568	324.56	2,470	312.18	96.2	98
Illinois	2.1	593	286.69	638	308.41	107.6	(45)
Michigan	4.9	1,596	325.43	1,398	285.11	87.6	198
New Mexico	3.2	1,368	430.97	1,250	393.67	91.3	118
New York (3)	0.4	181	449.85	170	424.17	94.3	11
Ohio	4.1	2,216	534.56	1,975	476.39	89.1	241
Puerto Rico	3.8	732	190.13	691	179.65	94.5	41
South Carolina	1.4	445	328.41	412	304.04	92.6	33
Texas	5.4	2,813	516.84	2,495	458.50	88.7	318
Utah	2.0	535	273.55	468	239.49	87.5	67
Washington	9.4	2,608	277.93	2,299	245.01	88.2	309
Wisconsin	1.5	491	320.71	434	283.14	88.3	57
Other (4)	—	7	—	25	—	—	(18)
	55.2	$18,854	$341.39	$17,073	$309.14	90.6%	$1,781

	Year Ended December 31, 2016
	Member Months (1)	Premium Revenue		Medical Care Costs		MCR (2)	Medical Margin
		Total	PMPM	Total	PMPM
California	8.2	$2,378	$291.41	$2,029	$248.70	85.3%	$349
Florida	6.7	1,938	290.56	1,765	264.60	91.1	173
Illinois	2.3	603	258.72	568	243.71	94.2	35
Michigan	4.7	1,527	323.36	1,345	284.82	88.1	182
New Mexico	3.0	1,305	430.15	1,209	398.49	92.6	96
New York (3)	0.2	82	446.72	79	431.73	96.6	3
Ohio	4.0	1,967	486.66	1,747	432.36	88.8	220
Puerto Rico	4.0	726	180.65	694	172.57	95.5	32
South Carolina	1.3	378	296.58	320	250.97	84.6	58
Texas	4.3	2,461	576.69	2,110	494.41	85.7	351
Utah	1.8	447	251.63	423	238.03	94.6	24
Washington	8.4	2,222	263.80	2,015	239.21	90.7	207
Wisconsin	1.6	398	255.30	388	248.28	97.2	10
Other (4)	—	13	—	82	—	—	(69)
	50.5	$16,445	$325.87	$14,774	$292.75	89.8%	$1,671
__________________

(1)	A member month is defined as the aggregate of each month’s ending membership for the period presented.

(2)	The MCR represents medical costs as a percentage of premium revenue.

(3)	The New York health plan was acquired on August 1, 2016.

(4)	“Other” medical care costs include primarily medically related administrative costs at the parent company, and direct delivery costs.

-MORE-

MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED SELECTED HEALTH PLANS SEGMENT FINANCIAL DATA
(In millions, except percentages and per-member per-month amounts)

The following tables provide the details of our medical care costs for the periods indicated:

	Three Months Ended December 31,
	2017			2016
	Amount	PMPM	% of Total	Amount	PMPM	% of Total
Fee for service	$3,052	$226.66	71.8%	$2,837	$223.43	73.8%
Pharmacy	659	48.88	15.4	592	46.57	15.4
Capitation	338	25.13	8.0	317	24.93	8.2
Direct delivery	11	0.80	0.3	23	1.80	0.6
Other	191	14.23	4.5	75	5.95	2.0
	$4,251	$315.70	100.0%	$3,844	$302.68	100.0%

	Year Ended December 31,
	2017			2016
	Amount	PMPM	% of Total	Amount	PMPM	% of Total
Fee for service	$12,682	$229.63	74.3%	$10,993	$217.84	74.4%
Pharmacy	2,563	46.40	15.0	2,213	43.84	15.0
Capitation	1,360	24.63	8.0	1,218	24.13	8.2
Direct delivery	73	1.33	0.4	78	1.55	0.5
Other	395	7.15	2.3	272	5.39	1.9
	$17,073	$309.14	100.0%	$14,774	$292.75	100.0%

The following table provides the details of our medical claims and benefits payable as of the dates indicated:

	December 31,
	2017	2016
Fee-for-service claims incurred but not paid (IBNP)	$1,717	$1,352
Pharmacy payable	112	112
Capitation payable	67	37
Other (1)	296	428
	$2,192	$1,929
______________________

(1)
“Other” medical claims and benefits payable include amounts payable to certain providers for which we act as an intermediary on behalf of various state agencies without assuming financial risk. Such receipts and payments do not impact our consolidated statements of operations. As of December 31, 2017 and 2016, we had recorded non-risk provider payables of approximately $122 million and $225 million, respectively.

-MORE-

MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED CHANGE IN MEDICAL CLAIMS AND BENEFITS PAYABLE
(Dollars in millions, except per-member amounts)

Our claims liability includes a provision for adverse claims deviation based on historical experience and other factors including, but not limited to, variations in claims payment patterns, changes in utilization and cost trends, known outbreaks of disease, and large claims. Our reserving methodology is consistently applied across all periods presented. The amounts displayed for “Components of medical care costs related to: Prior period” represent the amount by which our original estimate of claims and benefits payable at the beginning of the period was less (more) than the actual amount of the liability based on information (principally the payment of claims) developed since that liability was first reported. The following table presents the components of the change in medical claims and benefits payable for the periods indicated:

	Year Ended December 31,
	2017	2016
Medical claims and benefits payable, beginning balance	$1,929	$1,685
Components of medical care costs related to:
Current period	17,037	14,966
Prior period	36	(192)
Total medical care costs	17,073	14,774

Change in non-risk provider payables	(106)	58
Payments for medical care costs related to:
Current period	15,130	13,304
Prior period	1,574	1,284
Total paid	16,704	14,588
Medical claims and benefits payable, ending balance	$2,192	$1,929

Benefit from prior period as a percentage of:
Balance at beginning of period	(1.9)%	11.4%
Premium revenue, trailing twelve months	(0.2)%	1.2%
Medical care costs, trailing twelve months	(0.2)%	1.3%

Days in claims payable, fee for service (1)	54	47
______________________

(1)
Claims payable includes primarily IBNP. Additionally, it includes certain fee-for-service payables reported in “Other” medical claims and benefits payable amounting to $99 million and $94 million, as of December 31, 2017 and 2016, respectively.

-MORE-

MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
UNAUDITED NON-GAAP FINANCIAL MEASURES

We use non-GAAP financial measures as supplemental metrics in evaluating our financial performance, making financing and business decisions, and forecasting and planning for future periods. For these reasons, management believes such measures are useful supplemental measures to investors in comparing our performance to the performance of other public companies in the health care industry. These non-GAAP financial measures should be considered as supplements to, and not as substitutes for or superior to, GAAP measures. See further information regarding non-GAAP measures below the tables (in millions, except per diluted share amounts).

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016

Net (loss) income	$(262)	$(47)	$(512)	$52
Adjustments:
Depreciation, and amortization of intangible assets and capitalized software	36	43	165	161
Interest expense	33	25	118	101
Income tax (benefit) expense	(54)	16	(100)	153
EBITDA	$(247)	$37	$(329)	$467

	Three Months Ended December 31,				Year Ended December 31,
	2017		2016		2017		2016

	Amount	Per Diluted share	Amount	Per Diluted share	Amount	Per Diluted share	Amount	Per Diluted share
Net (loss) income	$(262)	$(4.59)	$(47)	$(0.85)	$(512)	$(9.07)	$52	$0.92
Adjustment:
Amortization of intangible assets	6	0.11	8	0.16	30	0.55	32	0.57
Income tax effect (1)	(2)	(0.04)	(3)	(0.06)	(11)	(0.20)	(12)	(0.21)
Amortization of intangible assets, net of tax effect	4	0.07	5	0.10	19	0.35	20	0.36
Adjusted net (loss) income	$(258)	$(4.52)	$(42)	$(0.75)	$(493)	$(8.72)	$72	$1.28
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(1)	Income tax effect of adjustment calculated at the blended federal and state statutory tax rate of 37%.

The following are descriptions of the adjustments made to GAAP measures used to calculate the non-GAAP measures used in this news release:
Earnings before interest, taxes, depreciation and amortization (EBITDA): Net (loss) income (GAAP) less depreciation, and amortization of intangible assets and capitalized software, interest expense and income tax (benefit) expense. We believe that EBITDA is helpful in assessing our ability to meet the cash demands of our operating units.
Adjusted net (loss) income: Net (loss) income (GAAP) less amortization of intangible assets, net of income tax effect calculated at the statutory tax rate of 37%. We believe that adjusted net (loss) income is helpful in assessing our financial performance exclusive of the non-cash impact of the amortization of purchased intangibles.
Adjusted net (loss) income per diluted share: Adjusted net (loss) income divided by weighted average common shares outstanding on a fully diluted basis.

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MOH Reports Fourth Quarter and Year-End 2017 Results

February 12, 2018

MOLINA HEALTHCARE, INC.
2018 PRELIMINARY GUIDANCE

Reconciliation of Non-GAAP Financial Measures
(in millions, except per-share amounts)

	Low End	High End
Net income	$202	$236
Adjustments:
Depreciation, and amortization of intangible assets and capitalized software	150	150
Interest expense	125	125
Income tax expense	155	165
EBITDA	$632	$676

	Low End		High End
	Amount	Per share (2)	Amount	Per share (2)
Net income	$202	$3.00	$236	$3.50
Adjustments:
Amortization of intangible assets	20	0.30	20	0.30
Income tax effect (1)	(5)	(0.07)	(5)	(0.07)
Amortization of intangible assets, net of tax effect	15	0.23	15	0.23
Adjusted net income	$217	$3.23	$251	$3.73
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(1)	Income tax effect calculated at the statutory tax rate of 22.5%.

(2)	Computation assumes 67.3 million diluted weighted average shares outstanding.

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